SFG Futures Strategy Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: EFSIX)

Class A Shares (Symbol: EFSAX)

Class C Shares (Symbol: EFSCX)

Class N Shares (Symbol: EFSNX)

Supplement dated May 10, 2012

to the Prospectus dated December 30, 2011, as amended February 10, 2012,

and the Statement of Additional Information dated December 30, 2011

The first paragraph under the heading “Management of the Fund – Portfolio Manager” on page 12 of the Prospectus and page B-33 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

“Lawrence M. Shover has served as the Chief Investment Officer and Portfolio Manager of the Advisor since December 2011. Prior to joining the Advisor, from April 2009 until December 2011 he served as Senior Advisor to Efficient Capital Management, LLC, an institutional hedge fund which allocates to Commodity Trading Advisors (CTAs) in 125 asset classes. From 1983 through 2008, Mr. Shover served as trader and executive at the following Chicago, IL firms: MF Global, KC-CO II, LLC, Susquehanna Investment Group, The Rock Island Company, Lake Index Company and Chicago Research and Trading. Mr. Shover implemented new product launches and risk management operations. He trained and managed scores of traders and profitably traded commodities, currencies, equities and derivatives for many years, nine as President of Lake Index Company.”

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You should read this Supplement in conjunction with the Prospectus dated December 30, 2011, as amended February 10, 2012, and the Statement of Additional Information dated December 30, 2011, which provide information that you should know about the SFG Futures Strategy Fund before investing.  These documents are available upon request and without charge by calling the SFG Futures Strategy Fund toll-free at 855-256-0149.

Please retain this Supplement for future reference.